Loan No. 84-5100034

ASSUMPTION  AGREEMENT

This Assumption Agreement (this "Agreement") is dated as of December 30, 2014, by

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN  STANLEY CAPITAL I INC.,  COMMERCIAL  MORTGAGE  PASS-THROUGH  CERTIFICATES, SERIES 2011-C3 ("Lender"), BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company ("Borrower"), ARIEL BENTATA, an individual ("Guarantor"), HARTMAN ENERGY LLC, a Delaware limited liability company ("Buyer"), and HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation ("New Guarantor").

RECITALS

A.

Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company ("Original Lender"), Lender's predecessor in interest, made a loan to Borrower in the original principal amount of $10,900,000.00 ("Loan"), under the terms and provisions set forth in the following loan documents, all of which are dated as of May 20, 2011, unless otherwise noted:

1.

Promissory Note (the "Note") in the original principal amount of the Loan, made by Borrower and payable to Original Lender;

2.

Deed of Trust, Assignment of Leases and Rents and Security Agreement (as assigned, as set forth below, the "Security Instrument") executed by Borrower, as grantor, to Christopher T. Nixon, as trustee for the benefit of Original Lender, as beneficiary, which secures the Note and other obligations of Borrower and which was recorded on May 24, 2011, in Volume 14873, Page 2330, in  the Official Records of Bexar County, Texas (the "Official Records"), the beneficiary's interest  under which  was assigned by assignment  which  was recorded on October 20, 2011, in Volume 15187, Page 807, in the Official Records. The land, improvements and other real property which are subject to the Security Instrument are hereinafter referred to as the "Property" and the equipment, machinery  and other personal property which are subject to the Security Instrument are hereinafter referred to as the "Collateral";

3.

Loan Agreement (the "Loan Agreement") by  and between Borrower  and Original Lender;

4.

Guaranty of Recourse Obligations of Borrower (the "Guaranty") executed by Guarantor in favor of Lender;

5.

Environmental

Indemnity

Agreement

(the

"Environmental

Indemnity")

executed by Borrower and Guarantor in favor of Original Lender; and

US2008 6139995 5

6.

UCC-1 Financing Statements filed with the Delaware Secretary of State and in the Official Records.

The above  documents and any other Loan Documents (as defined  in  the  Loan Agreement), including, in each  case, any prior amendments thereto,  together with this Agreement are hereinafter collectively defined as the "Loan Documents".

B.

The principal balance of the Note, the balance of each escrow and reserve account established under the Loan Documents and accrued and unpaid interest on the Note are as set forth on Exhibit B attached hereto.

c.     Borrower has sold and conveyed the Property and the Collateral to Buyer, or is about to sell and convey the Property and the Collateral to  Buyer  (the "Transfer"),  and both parties desire to obtain from Lender, as the current holder of the Note, a waiver of any right Lender may have under the Loan Documents to accelerate the maturity date of the Note by virtue of such conveyance.

D.

Subject to the terms and conditions hereof, Lender is willing to waive any right of acceleration of the maturity date of the Note upon assumption by Buyer of all obligations of Borrower under the Loan Documents (the "Assumption").

NOW THEREFORE, FOR VALUABLE  CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.

Incorporation;   Defined  Terms.   The foregoing  recitals are incorporated  herein  by  this reference. Each initially capitalized  term used herein but not otherwise defined  herein shall have the meaning ascribed to such term in the Loan Agreement.

2.

Assumption Fee. As consideration for Lender's execution of this Agreement and  in addition to any other sums due hereunder, Buyer agrees to pay Lender or Lender's servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee as set  forth  on  Exhibit B  attached hereto, due on execution of this Agreement by Lender.

3.

Conditions Precedent. The following are conditions precedent to Lender's obligations under this Agreement; provided, however, Lender's written authorization to release its signature page to this Agreement from escrow shall constitute evidence that all such conditions, other than any matters set forth in any Post-Closing Agreement executed by any of the parties hereto in connection with this Agreement, have been satisfied:

a.

The irrevocable commitment of Chicago Title Insurance Company ("Title Company") to issue a Texas Form Loan Policy of Title Insurance with such endorsements as Lender may require, which policy endorsements shall be in form and substance acceptable to Lender, insuring Lender that the Security Instrument, as amended by this Agreement, constitutes a first and prior lien upon the Property, subject only to those matters expressly approved by Lender in writing;

a.

b.

Receipt and approval by Lender of: (i) the executed original of this Agreement;

(ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as Exhibit A and otherwise in form and substance acceptable to Lender (the "Memorandum of Assumption Agreement"); and (iii) any other documents and agreements which are required pursuant to this Agreement, m form and content acceptable to Lender;

c. Title Company's written commitment to record the Memorandum of Assumption Agreement in the Official Records, together with such other documents and agreements, if any, required pursuant to this Agreement or which Lender has requested to be recorded or filed;

d.

Title Company's written commitment to file UCC-1 Financing Statements with the Delaware Secretary of State and in the Official Records, which Buyer expressly authorizes Lender to file;

e.

Execution and delivery to Lender by (i) New Guarantor of a Guaranty of Recourse Obligations of Borrower (the "New Guaranty") in favor of Lender and in form and substance acceptable to Lender, pursuant to which New Guarantor irrevocably guarantees payment for certain  matters under the Loan as more specifically set forth in the New Guaranty and (ii) each of Buyer and New Guarantor of an Environmental Indemnity Agreement (the "New Indemnity") in favor of Lender and in form and substance acceptable to Lender, pursuant to which Buyer and New Guarantor shall indemnify Lender with respect to certain environmental matters as more specifically set forth in the New Indemnity, along with delivery to Lender of such resolutions or certificates of New Guarantor as Lender may require, in form and content acceptable to Lender;

f.

Delivery to Lender of such resolutions or certificates as Lender may require, in form and content acceptable to Lender, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Buyer and a certified copy of Buyer's organizational documents, including a certificate of formation and limited liability company operating agreement of the Buyer, with all amendments, modifications, supplements and restatements thereto, in form and substance acceptable to Lender and which satisfies the requirements set forth in Section 3.1.24 of the Loan Agreement;

g.

Receipt by Lender of a copy of Buyer's casualty insurance policy and comprehensive liability insurance policy with respect to the Property, each in form and amount satisfactory to Lender;

h.

Receipt by Lender of a copy of the grant deed by which title to the Property will be conveyed to Buyer, the bill of sale by which the personal property, if any, will be transferred, and the purchase and sale agreement documenting the sale of the Property to Buyer;

g.

i.

Receipt by Lender of an executed assignment of the purchaser's interest in the purchase and sale agreement for the Property from the purchaser named therein to Buyer;

j.

Receipt by Lender of an executed Form W-9 for Buyer;

k.

Receipt by Lender of a copy of the new property management agreement for the Property in form and substance, and with a manager, acceptable to Lender, along with an executed assignment of management agreement and subordination of management fees acceptable to Lender;

I.

Receipt by Lender of a certificate from New Guarantor and Buyer certifying to Lender that the current financial position of New Guarantor and Buyer has not significantly deteriorated from that reflected in the most recent financial statements provided to Lender and Lender's servicer;

m.    Receipt by Lender of a certificate from Buyer and New Guarantor certifying that the closing funds are being contributed as a capital contribution and are not secured, directly or indirectly, by an interest in Buyer or in any collateral assigned to Lender under the Loan;

n.

Receipt by Lender of opinions with respect to Buyer and New Guarantor regarding due formation, valid existence, good standing, due authorization, due execution and enforceability of this Agreement and each of the other documents, instruments and agreements executed in connection herewith, each of which shall be satisfactory to Lender;

o.

Receipt by Lender of an opinion from Lender's counsel that the transactions contemplated by this Agreement will not result in a significant modification of the Loan within the meaning of the applicable U.S. Treasury Regulations or otherwise result in any adverse tax consequences to the Lender under the applicable "real estate mortgage investment conduit" statutes and regulations;

p.

Buyer's payment of the assumption fee provided for in Section 2 above; and

q.

Buyer's reimbursement of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees, agents  or independent  contractors.

4.

Effective Date. The effective date of this Agreement shall be the date on which Lender authorizes the closing escrow agent to close the Transfer and Assumption and to record the Memorandum of Assumption Agreement in the Official Records (the "Effective Date").

4.

5.

Assumption. Except with respect to the Guaranty and the Environmental Indemnity Agreement, Buyer hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Security Instrument and the other Loan Documents and, without regard to the partial release set forth in Section 6 below, shall hereafter faithfully perform all of Borrower's obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents as if Buyer were an original signatory thereto. The execution of this Agreement by Buyer shall be deemed its execution of the Note, the Security Instrument and the other Loan Documents (except with respect to the Guaranty and the Environmental Indemnity).

6.

Partial Release of Borrower; Partial Release of Beacon; Release of Lender. Lender hereby releases (on the Effective Date) Borrower from liability under the Loan Documents other than this Agreement; provided, however, that the parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower's obligations under or with respect to the Loan Documents (including the obligations set forth in the Environmental Indemnity, Section 11.22 of the Loan Agreement  and Article 8 of the Note) to the extent the same arise out of or in connection with any act or omission occurring, or condition, event, or  circumstance existing, on or  before the Effective Date (the "Retained Obligations"), and that the Retained Obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Borrower's obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Security Instrument or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Lender in its discretion for purposes related to those set forth in the Loan Documents. From time to time without first requiring performance on the part of Buyer, Lender may look to and require performance by Borrower of all Retained Obligations. Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents.

Borrower and Lender hereby acknowledge and agree that, in connection with the closing of the Transfer and the Assumption, the  Property  Management  Agreement  dated May 1, 2011 between Borrower and Beacon Real Estate Services, LLC, a Florida limited liability company ("Beacon"), is being terminated. As a result thereof, Lender hereby releases Beacon from its obligations under that certain Conditional Assignment of Management Agreement and Subordination of Management Agreement made  as of May 20, 2011 by Borrower and Original Lender and acknowledged· and agreed to by Beacon to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date.

Borrower and Guarantor hereby fully release (on the Effective Date) Lender and any servicer(s) of the Loan from any liability of any kind to Borrower or Guarantor arising out of or in connection with the Loan or the Loan Documents other than this Agreement.

7.

Confirmation of Guaranty and Environmental Indemnity; Partial Release of Guarantor. Nothing contained herein is intended to limit, impair, terminate or revoke Guarantor's obligations under the Guaranty or the Environmental Indemnity to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date and such obligations shall continue in full force and effect in accordance with the respective terms and provisions of the Guaranty and the Environmental Indemnity; provided, however, Lender hereby releases Guarantor from  its  obligations under the Guaranty and the Environmental Indemnity to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date.

8.

Representations   and Warranties.

a.

Assignment. Borrower and Buyer each hereby represents and warrants to Lender that Borrower has irrevocably and unconditionally transferred and assigned  to Buyer all of Borrower's right, title and interest in and to:

i.

The Property and the Collateral;

ii.

The Loan Documents;

iii.

All leases related to the Property or the Collateral; provided, however, that Borrower has reserved and retained for itself any and all claims and causes of action that  have accrued to Borrower under such leases prior to the effective date of the Transfer;

iv.

All reciprocal declarations of Property;

easement

agreements,

operating

agreements,

and conditions,   covenants   and   restrictions   related   to   the

v.

All  prepaid  rents  and  security  deposits,  if  any,  held  by  Borrower  m connection with leases of any part of the Property or the Collateral; and

vi.

All funds, if any, deposited in impound accounts held by or for the benefit of Lender pursuant to the terms of the Loan Documents.

Borrower hereby further represents and warrants to Lender that no consent to the transfer of the Property and the Collateral to Buyer is required under any agreement to which Borrower is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that Borrower has obtained all such consents. In addition, Buyer hereby further represents and warrants to Lender that no consent to the transfer of the Property and the Collateral to Buyer is required under any agreement to which Buyer is a party,  including,  without  limitation, under any lease, operating agreement, mortgage or security instrument, or if such consent is required, that Buyer has obtained all such consents.

b.

No   Defaults.

Borrower  represents  and  warrants  to  Lender,  to  the  best  of  its knowledge,  that no  default,  event of default,  breach  or failure  of condition  has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties made by Borrower herein and in the other Loan Documents are true and correct. In addition, Buyer represents and warrants to Lender, to the best of its knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct.

c. Loan Documents.  Buyer represents and warrants to Lender that Buyer has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Lender has no obligation or duty to provide any information to Buyer regarding the terms and conditions of the Loan Documents. Buyer further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply  to Buyer, as though Buyer were the borrower originally named in the Loan Documents. Buyer further  understands  and  acknowledges  that,  except  as expressly provided herein or in another writing executed by Lender, Lender has not waived any right of  Lender or obligation of  Borrower or Buyer under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d.

Financial Statements. Buyer represents and warrants to Lender that the financial statements of Buyer, of each member of Buyer and of New Guarantor, if any, previously delivered by Buyer or any of such parties to Lender: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Lender. Buyer further represents and warrants to Lender that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Buyer to Lender and approved in writing by Lender.

e. Reports. Buyer represents and warrants to Lender that all reports, documents, instruments and information delivered to Lender in connection with Buyer's assumption of the Loan: (i) are correct and sufficiently complete to give Lender accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

f.

Principal Place of Business. Buyer represents and warrants to Lender that its state of formation or organization is Delaware. Buyer shall not change its name  or state of formation or organization without providing thirty (30) days prior written notice to Lender.

g.

Organizational   Structure  Chart  of  Buyer.    Buyer  represents  and  warrants  to Lender that the organizational chart attached as Exhibit C-1 hereto, relating  to Buyer and certain Affiliates and other parties is true, complete and correct as of the Effective Date.

h.

Loan Fees. Borrower represents and warrants to Lender that, as of the Effective Date, it has paid all fees and costs (including, without limitation, all origination and commitment fees) required of Borrower pursuant to the Term Sheet, in accordance with the terms of Section 4.1.16 of the Loan Agreement. In the event any such obligations remain from and after the Effective Date, such obligations shall be the sole responsibility of Borrower and Borrower shall not look to Buyer for payment of any such fees and costs.

9.

Waiver of Acceleration. Lender hereby agrees that it shall not exercise its right to cause all sums secured by the Security Instrument to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Buyer; provided, however, Lender reserves its right under the terms of the Security Instrument or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Buyer, except as permitted by the Loan Documents.

10. Hazardous Substances. Without in any way limiting any other provision  of this Agreement, Buyer and Borrower expressly reaffirm as of the date hereof, and Buyer reaffirms continuing hereafter: (a) each and every representation and warranty in the Loan Documents respecting "Hazardous Substances"; and (b) each and every covenant and indemnity in the Loan Documents respecting "Hazardous Substances".

11.      Multiple  Parties.  If more than one person or entity has signed this Agreement as Buyer or Borrower, then all references in this Agreement to Buyer or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several with all others similarly liable.

12.

Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Buyer are subject to any security interest(s) held by Lender.

13.

Notices. All notices to be given to Lender, Buyer and New Guarantor, respectively, pursuant to the Loan Documents shall be addressed as follows:

12.

Lender:

U.S. Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,

Series 2011-C3

c/o Wells Fargo Bank, National Association Commercial Mortgage  Servicing

1901 Harrison Street, 2nd Floor Oakland, California 94612

Ref:  Loan No. 84-5100034

Buyer:

Hartman Energy LLC 2909 Hillcroft, Suite 420

Houston, Texas 77057 Attention:  Louis T. Fox, III Telephone: (713) 467-2222

Facsimile:   (713) 973-8912

New Guarantor: Hartman Short Term Income Properties XX, Inc.

2909 Hillcroft, Suite 420

Houston, Texas 77057

Attention:  Katherine N. O'Connell Telephone: (713) 467-2222

Facsimile:   (713) 973-8912

14.

Integration; Interpretation.  The Loan Documents,  including this Agreement,  contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all  prior  negotiations.  The  Loan Documents shall not be modified except as provided in this Agreement  or  by  other written instrument executed by Lender and Buyer. Any  reference in any of the  Loan Documents to the Property or the Collateral shall include all or any parts of the Property or the Collateral.

15.

Successors and Assigns.  This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all  prohibitions  of transfers contained in any Loan Document.

16.          Attorneys'   Fees;   Enforcement.     If any  attorney  is  engaged  by  Lender  to  enforce, construe or defend any provision  of this Agreement, or as a consequence of any default under or breach of this  Agreement,  with  or  without  the  filing  of any  legal  action or proceeding, Buyer shall pay to Lender, upon demand, the amount of all  attorneys'  fees and costs reasonably  incurred  by  Lender  in connection therewith,  together with interest thereon from the date of such demand at the rate of interest  applicable to the principal balance of the Note as specified therein.

17.      Two-Time Right of Transfer of Property.  The parties acknowledge that Section 8.1 of the Loan Agreement provides that Lender shall, two (2) times only, consent to the voluntary  sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein. The parties agree that this Agreement and the actions to be taken as contemplated  herein shall constitute the first of such two (2) consents and that hereafter, Lender shall only be required to consent to  one  (1) additional such sale or exchange, subject to the terms and conditions of Section 8.1 of the Loan Agreement.

18. Impounds. Buyer acknowledges and agrees that, pursuant to the  terms  of the  Loan Documents, Lender has the right, from time to time, to re-evaluate the monthly payment amounts with respect to certain impounds and reserve accounts including, without limitation, the impounds for taxes and insurance. Buyer further acknowledges and agrees that after the Effective Date, Lender intends to re-evaluate such impounds and/or accounts and, following written notice from Lender to Buyer, Buyer  shall  thereafter deliver to Lender the adjusted payments for such impounds and/or accounts.

19.

Single Member  Delaware   LLC.   Buyer hereby  represents, warrants and covenants as of the date hereof and until such time as the Debt (as defined in the Loan Agreement) is paid in full, that:

a.

The limited liability company agreement (the "LLC Agreement") of Buyer shall provide that (i) upon the occurrence of any event that causes Hartman  XX Limited Partnership, a Texas limited partnership, the sole member  of  Buyer ("Sole Member") to cease to be its sole member (other than upon continuation of Buyer without dissolution upon (A) an assignment by Sole Member  of all of its limited liability company interest in Buyer and the admission of the transferee in accordance with the Loan Documents and the LLC Agreement, or (B) the resignation of such Sole Member and the admission of an additional member of Buyer in accordance with the terms of the Loan Documents and the LLC Agreement), a person, without any action of any other person and simultaneously with the Sole Member ceasing to be the Sole Member of  Buyer,  shall automatically be admitted to Buyer ("Special Member") and shall  continue Buyer without dissolution, and (ii) Special Member may not resign from Buyer or transfer its rights as Special Member unless a successor Special Member has been admitted to Buyer as Special Member  in  accordance  with  requirements  of the laws of the State of Delaware.

b.

The LLC Agreement shall further provide that (i) Special Member shall automatically cease to be a member of Buyer upon the admission to Buyer of a substitute member, (ii) Special Member shall be a member of Buyer that has no interest in the profits, losses and capital of Buyer and has no right to receive any distributions of assets, (iii) pursuant to Section 18-301 of the Delaware Limited Liability Company Act (the "Act"), Special Member shall  not  be  required  to make any capital contributions to Buyer and shall not receive a limited liability company interest in Buyer, (iv) Special Member, in its capacity as Special Member, may not bind Buyer and (v) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Buyer, including, without limitation, the merger, consolidation or conversion  of  Buyer;  provided,  however,  such  prohibition  shall  not  limit  the obligations of Special Member, to vote on such  matters required by the Loan Documents or the LLC Agreement. In order to implement the admission  of Special Member to Buyer, Special Member shall execute a counterpart to the LLC Agreement. Prior to its admission to Buyer as Special Member, Special Member shall not be a member of Buyer.

c. Upon the occurrence of any event that causes the Sole Member to cease to be a member of Buyer (other than upon continuation  of  Buyer  without  dissolution upon an assignment by Sole Member of all of its limited  liability  company interest in Buyer and the admission of the transferee in accordance with the Loan Documents and the LLC Agreement, or the resignation of such Sole Member and the admission of an additional member of Buyer in accordance with the terms of the Loan Documents and the LLC Agreement), to the fullest extent permitted by law, the personal representative of the Sole Member shall, within ninety (90) days after the occurrence of the event that terminated the  continued  membership  of Sole Member in Buyer, agree in writing (i) to continue Buyer and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Buyer, effective as of the occurrence of the event that terminated the continued membership of Sole Member in Buyer.

d.

Any action initiated by or brought against Sole Member or Special Member under any Creditors Rights Laws (as hereinafter defined) shall not cause Member or Special Member to cease to be a member of Buyer and upon the occurrence of such an event, the business of Buyer shall continue without dissolution. The LLC Agreement shall provide that each of Sole Member and Special Member waives any right it might have to agree in writing to dissolve Buyer upon the occurrence of any action initiated by or brought against Sole Member or Special Member under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its  debts or debtors (collectively, "Creditors Rights Laws"), or the occurrence of an event that causes Sole Member or Special Member to cease to be a member of Buyer.

20.

Modifications to the Loan Documents. Buyer, Borrower and Lender hereby agree that the Loan Documents are hereby modified as more particularly set forth on Exhibit C attached to this Agreement and incorporated herein by this reference.

21.     Miscellaneous.    This Agreement  shall be governed and interpreted  in accordance  with the  laws  of the jurisdictions  specified  in the  Loan  Agreement  as governing  the  Loan

,Agreement. In any action brought or arising out of this Agreement, Borrower and Buyer, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the Loan Agreement and also consent to the service of process by any means authorized by the law of such jurisdictions. Except as expressly provided otherwise  herein,  all  terms  used herein shall have the meaning given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement.   If any provision

of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall  be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

22. Counterparts.  This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

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IN  WITNESS  WHEREOF,  Lender,  Borrower,  Guarantor,  Buyer,  and  New  Guarantor have caused this Agreement to be duly executed as of the date first above written.

LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN  STANLEY  CAPITAL I INC., COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES,  SERIES 201 l-C3

By: Wells Fargo Bank, National Association, as Master Servicer under the Pooling and Servicing Agreement dated October 1, 2011

Name:  Denil K. Barber

Title:   Assistant Vice President

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BORROWER:

BRI 1841 ENERGY PLAZA, LLC, Delaware

limited liability company

By: Sole Member BRI 1841 Energy Plaza, LLC, a Delaware limited liability company, its sole member

By:

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GUARANTOR:

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BUYER:

HARTMAN ENERGY LLC, a Delaware limited liability company

By:  Hartman Income REIT Management, Inc., a

[

SIGNATURES CONTINUED ON NEXT PAGE]

NEW GUARANTOR:

HARTMAN SHORT TERM INCOME

PROPERTIES XX, INC., a Maryland corporation

Title:

EXHIBIT A

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Kilpatrick Townsend & Stockton LLP 1100 Peachtree Street NE, Suite 2800

Atlanta, GA 30309

Attention: Real Estate Finance & Capital Markets (LB)

(Space Above For Recorder's Use)

MEMORANDUM  OF ASSUMPTION  AGREEMENT

This Memorandum of Assumption  Agreement  ("Agreement")  is  dated  as  of December 30, 2014, by and among HARTMAN ENERGY LLC, a Delaware limited liability company, with a mailing address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("Buyer"), BRI 1841 ENERGY PLAZA, LLC, a Delaware limited liability company, with a mailing address at 1140 E. Hallandale Beach Blvd., Hallandale Beach, Florida 33009 ("Borrower"), ARIEL BENTATA, an individual, with a mailing address at 1140 E. Hallandale Beach Blvd., Hallandale Beach,  Florida  33009  ("Guarantor"),  HARTMAN  SHORT  TERM  INCOME  PROPERTIES

XX, INC., a Maryland corporation, with a mailing address at 2909 Hillcroft, Suite 420, Houston, Texas 77057 ("New Guarantor"), and U.S. BANK NATIONAL  ASSOCIATION,  AS TRUSTEE  FOR  MORGAN   STANLEY  CAPITAL  I  INC.,  COMMERCIAL  MORTGAGE

PASS-THROUGH CERTIFICATES, SERIES 2011-C3, with a mailing address at  c/o  Wells Fargo Bank, National Association, Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, California 94612 ("Lender").

Buyer, Borrower, Guarantor, New Guarantor, and Lender are parties to that certain Assumption Agreement dated of even date herewith (the "Assumption Agreement"). The undersigned parties agree that all obligations under that certain Promissory Note (the "Note") dated May 20, 201 1, in the original principal amount of $10,900,000.00, secured by that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement encumbering  real property described on Exhibit A attached hereto (the "Security Instrument") recorded May 24, 2011 in Volume 14873, Page 2330, in the Official Records of Bexar County,  Texas  (the "Official Records"), the beneficiary's interest under which was assigned by assignment which was recorded on October 20, 2011, in Volume 15187, Page 807, in the Official Records, and all other Loan Documents (as defined in the Assumption Agreement), have been assumed by Buyer upon the terms and conditions set forth in the Assumption Agreement.

The Assumption Agreement is by this reference incorporated herein and made a part hereof. This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

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IN  WITNESS  WHEREOF,  Lender,  Buyer,  Guarantor,  New  Guarantor  and  Borrower have caused this Agreement to be duly executed as of the date first above written.

LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN  STANLEY  CAPITAL I INC., COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES,  SERIES 2011-C3

By: Wells Fargo Bank, National Association, as Master Servicer under the Pooling and Servicing Agreement dated October 1, 2011

By:

 Name: Denil K. Barber

Title:   Assistant Vice President

STATE OF CALIFORNIA

)

) ss:

COUNTY OF ALAMEDA

)

On

,  2014,  before  me,

, Notary Public, personally appeared Denil K. Barber, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

EXHIBIT A

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